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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         April 25, 2007 (April 20, 2007)

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

           Nevada                    001-32202               88-0408274
-----------------------------   ------------------   ---------------------------
(State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)            File Number)          Identification No.)

       6370 Nancy Ridge Drive, Suite 112                      92121
             San Diego, California
   ------------------------------------------            ----------------
    (Address of Principal Executive Offices)                 Zip Code

                                 (858) 657-0287
                 -----------------------------------------------
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

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ITEM 3.01    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
             OR STANDARD; TRANSFER OF LISTING.

As previously reported, on January 25, 2007, we received notice from the staff of the American Stock Exchange (Amex) indicating that we are not in compliance with certain continued listing standards set forth in the Amex Company Guide. Specifically, the notice cited failure to comply with Section 1003(a)(ii) of the Company Guide, because we have stockholders' equity of less than $4,000,000 and losses from continuing operations and net losses in three of our four most recent fiscal years; and Section 1003(a)(iii) of the Company Guide, because we have stockholders' equity of less than $6,000,000 and losses from continuing operations and net losses in our five most recent fiscal years.

We submitted a plan on February 26, 2007, pursuant to Section 1009 of the Amex Company Guide, advising Amex of the actions we have taken, or will take, that would bring us into compliance with the applicable listing standards.

On April 20, 2007, we received a letter from the Amex indicating a staff determination of its intent to strike our common stock from Amex by filing an application with the Securities and Exchange Commission (SEC), pursuant to
Section 1009(d) of the Amex Company Guide. The April 20, 2007 notice letter indicated that in addition to the continued listing standards set forth in the January 25, 2007 letter, the Company has fallen out of compliance with Section 1003(a)(iv) of the Company Guide, which states that Amex will normally consider suspending dealings in, or removing from the list, securities of a company which has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of Amex, as to whether such company will be able to continue operations and/or meet its obligations as they mature.

We have not determined whether we will request a hearing before a Listing Qualification Panel to appeal the delisting decision. The request for a hearing must be filed on or prior to April 27, 2007. If we do not request a hearing, Amex will suspend trading in our common stock and will promptly initiate delisting proceedings by submitting an application to the SEC to strike the Company's common stock from listing and registration on the Amex. If we timely request a hearing, the request for a hearing will stay the delisting action until the Listing Qualification Panel has issued its decision, unless the Amex staff determines that immediate suspension is necessary or appropriate, in which case the Amex staff may immediately suspend trading. There can be no assurance that an appeal to the Listing Qualification Panel will be successful, and if there is an adverse decision, Amex will then suspend trading in our common stock and will promptly initiate delisting proceedings by submitting an application to the SEC to strike our common stock from listing and registration on the Amex. Following any such suspension, we expect our common stock to trade on the Over-the-Counter Bulletin Board.

On April 25, 2007, we issued a press release announcing the receipt of this notice from Amex. A copy of the press release is attached hereto as Exhibit 99.1.

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      EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS SET
FORTH IN THIS REPORT ON FORM 8-K, INCLUDING THOSE RELATED TO OUR EXPECTATIONS REGARDING AMEX'S DELISTING PROCEEDINGS AND OUR ABILITY TO TRADE OUR COMMON STOCK ON THE OVER-THE-COUNTER BULLETIN BOARD, ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. AMONG OTHERS, THERE CAN BE NO ASSURANCE THAT ONE OR MORE MARKET MAKERS WILL SUBMIT THE NECESSARY APPLICATIONS FOR OUR COMMON STOCK TO TRADE ON THE OVER-THE-COUNTER BULLETIN BOARD. OTHER RISKS THAT MAY AFFECT FORWARD-LOOKING INFORMATION CONTAINED IN THIS REPORT ARE DETAILED FROM TIME TO TIME IN OUR MOST RECENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. WE DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (d)    Exhibits

      99.1   Press release dated April 25, 2007.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 25, 2007                        MICROISLET, INC.


                                             By: /s/ Kevin A. Hainley
                                                 ------------------------
                                                 Kevin A. Hainley
                                                 Interim Chief Financial Officer






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